UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2014

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Paper Company (the “Company”) held its annual meeting of shareowners on May 12, 2014.

(b) Of the 443,664,987 shares outstanding on the record date and entitled to vote at the meeting, 389,298,398 shares were present at the meeting in person or by proxy, constituting a quorum of 88 percent. The shareowners of the Company’s common stock considered and voted upon four Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2015 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	343,427,828	1,087,149	575,657	44,157,764

Ahmet C. Dorduncu	343,931,828	543,687	615,119	44,157,764

John V. Faraci	326,058,993	14,238,538	4,793,103	44,157,764

Ilene S. Gordon	342,089,452	2,382,304	618,878	44,157,764

Stacey J. Mobley	342,988,671	1,480,865	621,098	44,157,764

Jay L. Johnson	338,888,306	5,580,904	621,424	44,157,764

Joan E. Spero	342,745,335	1,762,906	582,393	44,157,764

John L. Townsend, III	342,096,316	2,385,923	608,395	44,157,764

John F. Turner	341,625,128	2,864,982	600,524	44,157,764

William G. Walter	341,790,627	2,691,932	608,075	44,157,764

J. Steven Whisler	343,083,575	1,433,471	573,588	44,157,764

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2014

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 by the following count:

For	Against	Abstain	Broker Non-Votes
382,604,142	5,916,348	727,908	(0)

Item 3 – Company Proposal to Re-Approve Material Terms of Performance Goals for Qualified Performance-Based Awards under the International Paper Company Amended and Restated 2009 Incentive Compensation Plan.

The holders of the Company’s common stock re-approved material terms of performance goals for qualified performance-based awards under the Company’s Amended and Restated 2009 Incentive Compensation Plan by the following count:

For	Against	Abstain	Broker Non-Votes
335,847,835	8,064,478	1,178,321	44,157,764

Item 4 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
335,014,282	8,125,726	1,950,626	44,157,764

Item 5 – Shareowner Proposal Concerning an Independent Board Chairman

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning an independent Board chairman by the following count:

For	Against	Abstain	Broker Non-Votes
100,236,819	241,673,908	3,179,907	44,157,764

(c) and (d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 13, 2014	By:	/s/ SHARON R. RYAN
	Name:	Sharon R. Ryan
	Title:	Senior Vice President, General Counsel and
Corporate Secretary